Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2019

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2018.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2019

This document is a financial supplement to our fourth quarter 2019 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,287,955	$2,254,512	$2,239,045	$2,322,453	$2,422,734	$2,471,745	$2,557,033	$2,617,685	$2,730,715
Securities held to maturity	737,150	796,450	843,810	891,860	970,390	1,036,110	1,087,790	1,140,250	1,184,370
Total investments and cash	3,025,105	3,050,962	3,082,855	3,214,313	3,393,124	3,507,855	3,644,823	3,757,935	3,915,085
Due from reinsurers	4,205,173	4,263,111	4,199,275	4,196,021	4,141,569	4,202,903	4,185,850	4,166,362	4,169,823
Deferred policy acquisition costs	1,951,892	1,998,985	2,053,445	2,107,814	2,133,920	2,181,741	2,238,315	2,281,560	2,325,750
Other assets	705,661	759,973	772,058	769,387	730,933	814,854	811,426	818,029	792,128
Separate account assets	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745
Total assets	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531

Liabilities:
Future policy benefits	$5,954,524	$6,004,101	$6,057,112	$6,132,750	$6,168,157	$6,240,864	$6,314,403	$6,374,327	$6,446,569
Other policy liabilities	685,885	693,223	673,912	682,126	700,094	703,123	717,265	714,930	744,087
Income taxes	177,468	184,161	182,140	182,241	187,104	206,180	206,301	207,453	209,221
Other liabilities	451,398	506,535	495,242	511,623	486,772	561,709	551,689	565,894	563,931
Notes payable	373,288	373,381	373,474	373,567	373,661	373,755	373,848	373,942	374,037
Surplus note	736,381	795,697	843,073	891,139	969,685	1,035,421	1,087,117	1,139,592	1,183,728
Payable under securities lending	89,786	89,433	82,096	70,632	52,562	64,914	43,867	39,933	28,723
Separate account liabilities	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745
Total liabilities	11,041,603	11,066,237	11,096,056	11,264,074	11,133,535	11,554,726	11,731,781	11,843,924	12,036,040

Stockholders’ equity:
Common stock ($0.01 par value) (1)	443	440	432	430	427	424	420	415	412
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,375,090	1,416,564	1,409,104	1,452,841	1,489,520	1,506,944	1,537,537	1,553,286	1,593,281
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287	66,423	64,595
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)	(46)	(31)
Cumulative translation adjustment	3,995	(4,406)	(10,309)	(5,300)	(21,064)	(14,897)	(8,258)	(12,265)	(5,765)
Total stockholders’ equity	1,419,101	1,426,500	1,400,584	1,443,456	1,461,513	1,521,387	1,585,926	1,607,813	1,652,492
Total liabilities and stockholders' equity	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287	66,423	64,595
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)	(46)	(31)
Total reconciling items	39,573	13,903	1,357	(4,515)	(7,370)	28,916	56,227	66,377	64,564
Total stockholders’ equity	$1,419,101	$1,426,500	$1,400,584	$1,443,456	$1,461,513	$1,521,387	$1,585,926	$1,607,813	$1,652,492

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436
Net Income	168,443	65,714	86,699	85,139	86,541	79,166	97,446	96,223	93,557
Shareholder dividends	(9,020)	(11,278)	(11,086)	(10,920)	(10,856)	(14,628)	(14,517)	(14,324)	(14,162)
Retirement of shares and warrants	(17,318)	(51,563)	(87,448)	(34,508)	(43,338)	(60,288)	(57,117)	(70,679)	(44,137)
Net foreign currency translation adjustment	(497)	(8,402)	(5,903)	5,009	(15,765)	6,167	6,639	(4,007)	6,500
Other, net	4,437	38,598	4,367	4,024	4,328	13,171	4,778	4,524	4,734
Balance, end of period	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560
General expenses deferred	8,887	9,599	9,800	8,886	8,497	9,163	9,384	9,468	8,608
Commission costs deferred	99,411	104,314	103,192	100,890	96,697	98,196	100,498	100,913	97,538
Amortization of deferred policy acquisition costs	(56,304)	(60,165)	(53,847)	(59,534)	(66,184)	(64,628)	(58,762)	(63,883)	(67,279)
Foreign currency impact and other, net	(224)	(6,655)	(4,684)	4,127	(12,904)	5,091	5,455	(3,254)	5,322
Balance, end of period	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	41,963,672	41,470,805	(1,709,093)	-4.0%	43,854,102	42,181,079	(1,673,023)	-3.8%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$93,557	$7,015	8.1%	$324,093	$366,391	$42,297	13.1%
Less income attributable to unvested participating securities	(425)	(483)	(485)	(487)	(401)	(428)	(415)	(402)	85	17.5%	(1,894)	(1,654)	239	12.6%
Net income used in computing basic EPS	$65,289	$86,216	$84,654	$86,054	$78,765	$97,018	$95,808	$93,155	$7,101	8.3%	$322,200	$364,736	$42,536	13.2%
Basic earnings per share	$1.46	$1.96	$1.95	$1.99	$1.84	$2.28	$2.28	$2.25	$0.25	12.7%	$7.35	$8.65	$1.30	17.7%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$92,776	$5,135	5.9%	$324,330	$358,431	$34,101	10.5%
Less operating income attributable to unvested participating securities	(428)	(479)	(482)	(493)	(381)	(416)	(412)	(399)	95	19.2%	(1,895)	(1,618)	277	14.6%
Adjusted net operating income used in computing basic operating EPS	$65,787	$85,506	$84,008	$87,147	$74,922	$94,343	$95,181	$92,377	$5,230	6.0%	$322,435	$356,812	$34,377	10.7%
Basic adjusted operating income per share	$1.47	$1.94	$1.93	$2.02	$1.75	$2.22	$2.27	$2.23	$0.21	10.4%	$7.35	$8.46	$1.11	15.1%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	41,963,672	41,470,805	(1,709,093)	-4.0%	43,854,102	42,181,079	(1,673,023)	-3.8%
Dilutive impact of contingently issuable shares	115,421	140,567	136,628	131,384	118,014	135,719	135,887	143,224	11,840	9.0%	131,046	133,211	2,165	1.7%
Shares used to calculate diluted EPS	44,855,285	44,206,539	43,588,862	43,311,282	42,942,485	42,618,350	42,099,559	41,614,029	(1,697,253)	-3.9%	43,985,148	42,314,290	(1,670,858)	-3.8%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$93,557	$7,015	8.1%	$324,093	$366,391	$42,297	13.1%
Less income attributable to unvested participating securities	(424)	(481)	(484)	(486)	(400)	(427)	(413)	(401)	85	17.5%	(1,889)	(1,650)	239	12.6%
Net income used in computing diluted EPS	$65,290	$86,217	$84,655	$86,055	$78,766	$97,019	$95,809	$93,156	$7,101	8.3%	$322,205	$364,741	$42,536	13.2%
Diluted earnings per share	$1.46	$1.95	$1.94	$1.99	$1.83	$2.28	$2.28	$2.24	$0.25	12.7%	$7.33	$8.62	$1.29	17.7%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$92,776	$5,135	5.9%	$324,330	$358,431	$34,101	10.5%
Less operating income attributable to unvested participating securities	(427)	(478)	(480)	(492)	(381)	(415)	(411)	(398)	95	19.2%	(1,890)	(1,614)	276	14.6%
Adjusted net operating income used in computing diluted operating EPS	$65,788	$85,507	$84,009	$87,149	$74,923	$94,344	$95,182	$92,379	$5,230	6.0%	$322,440	$356,817	$34,377	10.7%
Diluted adjusted operating income per share	$1.47	$1.93	$1.93	$2.01	$1.74	$2.21	$2.26	$2.22	$0.21	10.3%	$7.33	$8.43	$1.10	15.0%

																	YOY Q4							YOY YTD
	Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019		Q3 2019		Q4 2019		$/# Change		% Change	YTD 2018		YTD 2019		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,422,801		$1,413,542		$1,422,020		$1,452,485		$1,491,450		$1,553,656		$1,596,869		$1,630,152		$177,668		12.2%	$1,427,712		$1,568,032		$140,320		9.8%
Average adjusted stockholders' equity	$1,396,063		$1,405,912		$1,423,599		$1,458,427		$1,480,676		$1,511,085		$1,535,567		$1,564,682		$106,255		7.3%	$1,421,000		$1,523,003		$102,002		7.2%

Net income return on stockholders' equity	18.5%		24.5%		23.9%		23.8%		21.2%		25.1%		24.1%		23.0%		-0.9%		nm	22.7%		23.4%		0.7%		nm
Net income return on adjusted stockholders' equity	18.8%		24.7%		23.9%		23.7%		21.4%		25.8%		25.1%		23.9%		0.2%		nm	22.8%		24.1%		1.2%		nm

Adjusted net operating income return on adjusted stockholders' equity	19.0%		24.5%		23.7%		24.0%		20.3%		25.1%		24.9%		23.7%		-0.3%		nm	22.8%		23.5%		0.7%		nm

Capital Structure
Debt-to-capital (1)	20.7%		21.1%		20.6%		20.4%		19.7%		19.1%		18.9%		18.5%		-1.9%		nm	20.4%		18.5%		-1.9%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.3	x	2.3	x	2.3	x	2.3	x	2.4	x	0.0	x	nm	2.3	x	2.4	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.3	x	2.4	x	2.4	x	2.4	x	2.5	x	0.2	x	nm	2.3	x	2.5	x	0.2	x	nm

Share count, end of period (2)	43,953,046		43,168,005		42,976,742		42,694,258		42,398,643		42,008,450		41,491,998		41,206,504		(1,487,754)		-3.5%	42,694,258		41,206,504		(1,487,754)		-3.5%
Adjusted stockholders' equity per share	$32.14		$32.41		$33.69		$34.40		$35.20		$36.41		$37.15		$38.54		$4.13		12.0%	$34.40		$38.54		$4.13		12.0%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$656,087	$667,191	$670,222	$673,605	$677,286	$687,262	$692,258	$697,060	$23,455	3.5%	$2,667,104	$2,753,866	$86,762	3.3%
Ceded premiums	(394,249)	(403,449)	(391,175)	(392,290)	(389,795)	(400,588)	(388,982)	(390,364)	1,926	0.5%	(1,581,164)	(1,569,729)	11,435	0.7%
Net premiums	261,838	263,741	279,047	281,314	287,491	286,675	303,276	306,696	25,381	9.0%	1,085,940	1,184,138	98,197	9.0%
Net investment income	19,017	20,030	20,622	21,760	24,111	24,868	22,675	22,418	658	3.0%	81,430	94,073	12,643	15.5%
Commissions and fees:
Sales-based (1)	64,461	64,307	64,181	67,041	66,997	71,438	69,034	75,418	8,376	12.5%	259,991	282,887	22,896	8.8%
Asset-based (2)	74,649	75,672	78,318	75,012	73,639	79,317	81,009	84,184	9,172	12.2%	303,652	318,149	14,497	4.8%
Account-based (3)	20,595	20,438	20,306	20,463	19,613	19,897	20,449	20,598	134	0.7%	81,802	80,555	(1,247)	-1.5%
Other commissions and fees	7,122	7,523	8,074	9,444	7,066	7,817	9,227	8,103	(1,341)	-14.2%	32,163	32,213	50	0.2%
Realized investment (losses) gains	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	766	2,417	146.4%	(2,121)	4,965	7,086	nm
Other, net	13,897	14,790	14,359	13,940	13,223	13,825	14,698	13,778	(162)	-1.2%	56,987	55,525	(1,462)	-2.6%
Total revenues	459,923	467,814	484,781	487,324	494,988	504,903	520,654	531,959	44,635	9.2%	1,899,843	2,052,504	152,661	8.0%
Benefits and expenses:
Benefits and claims	116,890	105,069	118,787	116,837	122,284	115,068	128,684	127,784	10,947	9.4%	457,583	493,820	36,237	7.9%
Amortization of DAC	60,165	53,847	59,534	66,184	64,628	58,762	63,883	67,279	1,095	1.7%	239,730	254,552	14,823	6.2%
Insurance commissions	5,877	6,417	6,584	5,612	5,619	5,829	6,980	6,624	1,011	18.0%	24,490	25,051	560	2.3%
Insurance expenses	41,109	43,451	41,925	41,671	43,402	44,569	44,854	45,991	4,320	10.4%	168,156	178,817	10,661	6.3%
Sales commissions:
Sales-based (1)	46,259	45,905	45,634	47,424	47,831	50,679	48,652	52,529	5,105	10.8%	185,221	199,690	14,469	7.8%
Asset-based (2)	32,484	33,350	34,813	33,297	32,343	35,665	35,875	37,772	4,476	13.4%	133,943	141,655	7,712	5.8%
Other sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	4,535	3,937	(665)	-14.5%	16,220	15,853	(367)	-2.3%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	7,209	7,222	30	0.4%	28,809	28,811	2	nm
Other operating expenses	63,228	55,083	54,712	56,584	65,706	55,917	54,844	60,676	4,093	7.2%	229,606	237,143	7,537	3.3%
Total benefits and expenses	376,961	354,050	373,346	379,403	392,619	377,444	395,515	409,815	30,412	8.0%	1,483,760	1,575,393	91,633	6.2%
Income before income taxes	82,962	113,764	111,435	107,922	102,368	127,459	125,138	122,145	14,223	13.2%	416,083	477,111	61,028	14.7%
Income taxes	17,248	27,065	26,296	21,380	23,203	30,014	28,916	28,588	7,208	33.7%	91,990	110,720	18,731	20.4%
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$93,557	$7,015	8.1%	$324,093	$366,391	$42,297	13.1%

Income Before Income Taxes by Segment
Term Life	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$81,995	$9,878	13.7%	$281,903	$320,093	$38,190	13.5%
Investment & Savings Products	39,985	43,228	45,052	45,647	42,684	47,343	48,794	52,991	7,345	16.1%	173,911	191,812	17,901	10.3%
Corporate & Other Distributed Products	(16,644)	(5,291)	(7,954)	(9,842)	(10,654)	(3,882)	(7,416)	(12,841)	(3,000)	-30.5%	(39,731)	(34,794)	4,937	12.4%
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$125,138	$122,145	$14,223	13.2%	$416,083	$477,111	$61,028	14.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$691,546	$23,770	3.6%	$2,640,830	$2,728,844	$88,015	3.3%
Less: Premiums ceded to IPO Coinsurers	294,301	290,956	284,742	281,265	276,150	272,596	267,856	264,786	(16,479)	-5.9%	1,151,264	1,081,388	(69,876)	-6.1%
Term Life adjusted direct premiums	$355,065	$369,548	$378,441	$386,511	$394,605	$408,408	$417,683	$426,761	$40,250	10.4%	$1,489,566	$1,647,456	$157,891	10.6%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(392,561)	$(401,686)	$(389,332)	$(390,173)	$(388,100)	$(398,927)	$(387,120)	$(388,237)	$1,936	0.5%	$(1,573,751)	$(1,562,383)	$11,368	0.7%
Less: Premiums ceded to IPO Coinsurers	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	(264,786)	16,479	5.9%	(1,151,264)	(1,081,388)	69,876	6.1%
Term Life other ceded premiums	$(98,260)	$(110,730)	$(104,590)	$(108,908)	$(111,950)	$(126,330)	$(119,264)	$(123,451)	$(14,543)	-13.4%	$(422,487)	$(480,995)	$(58,508)	-13.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$22,675	$22,418	$658	3.0%	$81,430	$94,073	$12,643	15.5%
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	254	nm	nm	(1,680)	5,382	nm	nm
Adjusted net investment income	$20,305	$20,405	$20,920	$21,480	$21,964	$22,421	$22,141	$22,165	$684	3.2%	$83,110	$88,691	$5,581	6.7%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$459,923	$467,814	$484,781	$487,324	$494,988	$504,903	$520,654	$531,959	$44,635	9.2%	$1,899,843	$2,052,504	$152,661	8.0%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	766	nm	nm	(2,121)	4,965	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	254	nm	nm	(1,680)	5,382	nm	nm
Adjusted operating revenues	$462,866	$466,877	$485,205	$488,695	$489,993	$501,389	$519,834	$530,940	$42,245	8.6%	$1,903,644	$2,042,157	$138,513	7.3%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$125,138	$122,145	$14,223	13.2%	$416,083	$477,111	$61,028	14.7%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	285	766	nm	nm	(2,121)	4,965	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	534	254	nm	nm	(1,680)	5,382	nm	nm
Adjusted operating income before income taxes	$85,906	$112,827	$111,859	$109,293	$97,374	$123,945	$124,319	$121,125	$11,833	10.8%	$419,884	$466,764	$46,880	11.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$96,223	$93,557	$7,015	8.1%	$324,093	$366,391	$42,297	13.1%
Less: Income before income taxes reconciling items	(2,944)	937	(424)	(1,371)	4,994	3,514	819	1,019	nm	nm	(3,801)	10,347	nm	nm
Less: Tax impact of income before income taxes reconciling items	675	(223)	104	272	(1,132)	(828)	(189)	(239)	nm	nm	827	(2,387)	nm	nm
Less: Transition impact of tax reform (1)	1,768	—	970	—	—	—	—	—	nm	nm	2,737	—	nm	nm
Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$95,592	$92,776	$5,135	5.9%	$324,330	$358,431	$34,101	10.5%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$691,546	$23,770	3.6%	$2,640,830	$2,728,844	$88,015	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	(264,786)	16,479	5.9%	(1,151,264)	(1,081,388)	69,876	6.1%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	417,683	426,761	40,250	10.4%	1,489,566	1,647,456	157,891	10.6%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(119,264)	(123,451)	(14,543)	-13.4%	(422,487)	(480,995)	(58,508)	-13.8%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	298,419	303,310	25,706	9.3%	1,067,078	1,166,461	99,383	9.3%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	5,123	5,619	1,712	43.8%	13,747	19,922	6,175	44.9%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	10,985	10,063	(368)	-3.5%	42,374	40,848	(1,526)	-3.6%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	314,527	318,992	27,051	9.3%	1,123,199	1,227,231	104,032	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	122,751	122,657	9,456	8.4%	441,775	475,330	33,555	7.6%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	61,548	66,918	3,139	4.9%	228,613	248,711	20,098	8.8%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	3,311	3,009	765	34.1%	10,263	10,781	518	5.0%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	43,157	44,413	3,814	9.4%	160,645	172,316	11,671	7.3%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	230,766	236,997	17,173	7.8%	841,297	907,138	65,841	7.8%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$81,995	$9,878	13.7%	$281,903	$320,093	$38,190	13.5%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$69,034	$75,418	$8,376	12.5%	$259,991	$282,887	$22,896	8.8%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	81,009	84,184	9,172	12.2%	303,652	318,149	14,497	4.8%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	20,449	20,598	134	0.7%	81,802	80,555	(1,247)	-1.5%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	2,661	2,500	92	3.8%	9,631	10,017	386	4.0%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	173,153	182,699	17,774	10.8%	655,075	691,608	36,533	5.6%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	2,044	(74)	(1,970)	-103.9%	9,766	4,549	(5,217)	-53.4%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	3,257	3,297	255	8.4%	12,567	12,735	168	1.3%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	48,652	52,529	5,105	10.8%	185,221	199,690	14,469	7.8%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	35,875	37,772	4,476	13.4%	133,943	141,655	7,712	5.8%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	34,530	36,182	2,563	7.6%	139,667	141,168	1,501	1.1%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	124,359	129,707	10,430	8.7%	481,164	499,796	18,632	3.9%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$48,794	$52,991	$7,345	16.1%	$173,911	$191,812	$17,900	10.3%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,721	$6,686	$7,039	$5,829	$6,531	$6,258	$6,719	$5,514	$(315)	-5.4%	$26,274	$25,022	$(1,253)	-4.8%
Ceded premiums	(1,688)	(1,763)	(1,843)	(2,118)	(1,695)	(1,661)	(1,862)	(2,128)	(10)	-0.5%	(7,413)	(7,345)	67	0.9%
Net premiums	5,033	4,923	5,195	3,711	4,836	4,597	4,858	3,386	(325)	-8.8%	18,862	17,677	(1,185)	-6.3%
Allocated net investment income	17,216	17,159	17,413	17,574	17,521	17,684	17,018	16,545	(1,028)	-5.9%	69,363	68,768	(594)	-0.9%
Commissions and fees:
Prepaid Legal Services	3,669	3,607	4,431	4,586	3,737	4,159	4,776	3,905	(681)	-14.9%	16,293	16,577	283	1.7%
Auto and Homeowners Insurance	1,347	1,800	1,516	2,386	1,500	1,877	2,165	1,766	(620)	-26.0%	7,048	7,308	260	3.7%
Other sales commissions	2,106	2,116	2,127	2,472	1,829	1,781	2,286	2,432	(40)	-1.6%	8,821	8,328	(493)	-5.6%
Other, net	1,145	1,453	1,281	1,102	1,056	1,336	1,052	1,215	114	10.3%	4,982	4,660	(322)	-6.5%
Adjusted operating revenues	30,516	31,058	31,964	31,831	30,479	31,435	32,154	29,250	(2,581)	-8.1%	125,369	123,318	(2,052)	-1.6%

Benefits and expenses:
Benefits and claims	4,059	3,314	4,799	3,636	3,842	3,588	5,933	5,127	1,492	41.0%	15,808	18,490	2,682	17.0%
Amortization of DAC	50	510	282	509	85	482	291	434	(74)	-14.6%	1,351	1,293	(58)	-4.3%
Insurance commissions	450	428	455	326	431	376	411	318	(9)	-2.7%	1,660	1,535	(125)	-7.5%
Insurance expenses	2,153	2,169	2,118	1,071	1,570	1,656	1,697	1,578	507	47.3%	7,511	6,501	(1,010)	-13.4%
Sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	4,535	3,937	(665)	-14.5%	16,220	15,853	(367)	-2.3%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	7,209	7,222	30	0.4%	28,809	28,811	2	nm
Other operating expenses	26,554	19,936	20,484	22,965	29,394	21,774	20,314	24,494	1,529	6.7%	89,939	95,976	6,036	6.7%
Benefits and expenses	44,216	37,287	39,495	40,301	46,127	38,831	40,390	43,110	2,809	7.0%	161,299	168,459	7,160	4.4%
Adjusted operating income before income taxes	$(13,700)	$(6,228)	$(7,531)	$(8,471)	$(15,648)	$(7,396)	$(8,236)	$(13,861)	$(5,390)	-63.6%	$(35,930)	$(45,141)	$(9,211)	-25.6%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$691,546	$23,770	3.6%	$2,640,830	$2,728,844	$88,015	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	(267,856)	(264,786)	16,479	5.9%	(1,151,264)	(1,081,388)	69,876	6.1%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	417,683	426,761	40,250	10.4%	1,489,566	1,647,456	157,891	10.6%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(119,264)	(123,451)	(14,543)	-13.4%	(422,487)	(480,995)	(58,508)	-13.8%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	298,419	303,310	25,706	9.3%	1,067,078	1,166,461	99,383	9.3%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	5,123	5,619	1,712	43.8%	13,747	19,922	6,175	44.9%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	10,985	10,063	(368)	-3.5%	42,374	40,848	(1,526)	-3.6%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	314,527	318,992	27,051	9.3%	1,123,199	1,227,231	104,032	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	122,751	122,657	9,456	8.4%	441,775	475,330	33,555	7.6%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	61,548	66,918	3,139	4.9%	228,613	248,711	20,098	8.8%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	3,311	3,009	765	34.1%	10,263	10,781	518	5.0%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	43,157	44,413	3,814	9.4%	160,645	172,316	11,671	7.3%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	230,766	236,997	17,173	7.8%	841,297	907,138	65,841	7.8%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$81,995	$9,878	13.7%	$281,903	$320,093	$38,190	13.5%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$267,615	$280,209	$287,554	$294,006	$300,708	$312,436	$320,424	$327,939	$33,933	11.5%	$1,129,385	$1,261,507	$132,123	11.7%
Pre-IPO direct premiums (5)	381,751	380,295	375,629	373,770	370,047	368,568	365,115	363,607	(10,163)	-2.7%	1,511,445	1,467,337	(44,108)	-2.9%
Total direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$685,539	$691,546	$23,770	3.6%	$2,640,830	$2,728,844	$88,015	3.3%

Premiums ceded to IPO coinsurers	$294,301	$290,956	$284,742	$281,265	$276,150	$272,596	$267,856	$264,786	$(16,479)	-5.9%	$1,151,264	$1,081,388	$(69,876)	-6.1%
% of Pre-IPO direct premiums	77.1%	76.5%	75.8%	75.3%	74.6%	74.0%	73.4%	72.8%	nm	nm	76.2%	73.7%	nm	nm

Benefits and claims, net (6)	$211,091	$212,485	$218,577	$222,109	$230,392	$237,810	$242,016	$246,108	$23,999	10.8%	$864,262	$956,326	$92,064	10.7%
% of adjusted direct premiums	59.5%	57.5%	57.8%	57.5%	58.4%	58.2%	57.9%	57.7%	nm	nm	58.0%	58.0%	nm	nm

DAC amortization & insurance commissions	$58,901	$54,113	$59,839	$66,023	$66,229	$58,477	$64,858	$69,927	$3,904	5.9%	$238,876	$259,492	$20,616	8.6%
% of adjusted direct premiums	16.6%	14.6%	15.8%	17.1%	16.8%	14.3%	15.5%	16.4%	nm	nm	16.0%	15.8%	nm	nm

Insurance expenses, net (7)	$28,541	$30,369	$29,193	$30,169	$32,088	$32,858	$32,171	$34,351	$4,181	13.9%	$118,272	$131,468	$13,196	11.2%
% of adjusted direct premiums	8.0%	8.2%	7.7%	7.8%	8.1%	8.0%	7.7%	8.0%	nm	nm	7.9%	8.0%	nm	nm

Total Term Life income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$83,761	$81,995	$9,878	13.7%	$281,903	$320,093	$38,190	13.5%
Term Life operating margin (8)	16.8%	20.5%	19.6%	18.7%	17.8%	20.6%	20.1%	19.2%	nm	nm	18.9%	19.4%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	126,121	127,182	130,156	130,658	130,736	129,821	129,550	130,871	213	0.2%	126,121	130,736	4,615	3.7%
New life-licensed representatives	11,730	13,544	11,715	11,052	10,065	10,919	12,682	11,073	21	0.2%	48,041	44,739	(3,302)	-6.9%
Non-renewal and terminated representatives	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)	(11,361)	(11,422)	(448)	-4.1%	(43,426)	(44,953)	(1,527)	-3.5%
Life-insurance licensed sales force, end of period	127,182	130,156	130,658	130,736	129,821	129,550	130,871	130,522	(214)	-0.2%	130,736	130,522	(214)	-0.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2	$65.2	$64.0	$1.6	2.5%	$258.5	$253.5	$(5.0)	-1.9%
Additions and increases in premium	16.9	18.7	18.4	19.1	18.4	20.8	20.1	20.5	1.5	7.6%	73.0	79.7	6.7	9.2%
Total estimated annualized issued term life premium	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0	$85.3	$84.5	$3.0	3.7%	$331.5	$333.2	$1.8	0.5%

Issued term life policies	70,821	83,754	74,892	72,122	64,242	78,664	73,434	71,469	(653)	-0.9%	301,589	287,809	(13,780)	-4.6%
Estimated average annualized issued term life premium per policy (1)(2)	$853	$849	$862	$865	$874	$867	$888	$895	$30	3.5%	$857	$881	$24	2.8%

Term life face amount in-force, beginning of period ($mills)	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494	$20,218	2.6%	$763,831	$781,041	$17,210	2.3%
Issued term life face amount (3)	22,258	26,001	23,728	23,222	20,925	25,300	24,087	23,682	460	2.0%	95,209	93,994	(1,215)	-1.3%
Terminated term life face amount	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)	(17,740)	(18,884)	(359)	-1.9%	(70,291)	(71,519)	(1,228)	-1.7%
Foreign currency impact, net	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036	(1,228)	1,970	6,902	139.9%	(7,708)	4,746	12,454	nm
Term life face amount in-force, end of period	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494	$808,262	$27,221	3.5%	$781,041	$808,262	$27,221	3.5%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$69,034	$75,418	$8,376	12.5%	$259,991	$282,887	$22,896	8.8%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	81,009	84,184	9,172	12.2%	303,652	318,149	14,497	4.8%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	20,449	20,598	134	0.7%	81,802	80,555	(1,247)	-1.5%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	2,661	2,500	92	3.8%	9,631	10,017	386	4.0%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	173,153	182,699	17,774	10.8%	655,075	691,608	36,533	5.6%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	2,044	(74)	(1,970)	-103.9%	9,766	4,549	(5,217)	-53.4%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	3,257	3,297	255	8.4%	12,567	12,735	168	1.3%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	48,652	52,529	5,105	10.8%	185,221	199,690	14,469	7.8%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	35,875	37,772	4,476	13.4%	133,943	141,655	7,712	5.8%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	34,530	36,182	2,563	7.6%	139,667	141,168	1,501	1.1%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	124,359	129,707	10,430	8.7%	481,164	499,796	18,632	3.9%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$48,794	$52,991	$7,345	16.1%	$173,911	$191,812	$17,900	10.3%

Financial Analysis

Fees paid based on client asset values (1)	$5,690	$5,833	$6,037	$5,962	$5,898	$5,705	$6,225	$6,169	$207	3.5%	$23,522	$23,998	$476	2.0%
Fees paid based on fee-generating positions (2)	12,495	10,854	10,223	10,219	11,159	9,658	9,354	9,648	(572)	-5.6%	43,792	39,820	(3,972)	-9.1%
Other operating expenses	18,488	18,460	17,968	17,437	19,254	18,780	18,951	20,365	2,928	16.8%	72,354	77,351	4,997	6.9%
Total other operating expenses	$36,673	$35,147	$34,228	$33,619	$36,312	$34,143	$34,530	$36,182	$2,563	7.6%	$139,667	$141,168	$1,501	1.1%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.24%	1.27%	1.26%	1.35%	1.33%	1.29%	1.31%	1.41%	nm	nm	1.28%	1.34%	nm	nm
Canada	1.05%	0.95%	0.90%	0.90%	1.00%	0.97%	0.96%	0.94%	nm	nm	0.96%	0.97%	nm	nm
Total	1.20%	1.22%	1.21%	1.29%	1.28%	1.25%	1.27%	1.35%	nm	nm	1.23%	1.29%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.037%	0.036%	0.038%	0.038%	0.039%	nm	nm	0.148%	0.151%	nm	nm
Canada	0.111%	0.123%	0.121%	0.122%	0.136%	0.120%	0.121%	0.138%	nm	nm	0.478%	0.514%	nm	nm
Total	0.048%	0.051%	0.050%	0.051%	0.052%	0.051%	0.051%	0.054%	nm	nm	0.200%	0.208%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.90	$3.49	$3.70	$3.80	$3.20	$3.88	$4.18	$4.10	nm	nm	$13.87	$15.37	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$792.4	$800.6	$763.3	$767.8	$710.2	$855.9	$829.7	$831.9	$64.2	8.4%	$3,124.0	$3,227.8	$103.8	3.3%
Canada Retail Mutual Funds	276.2	199.2	181.7	182.6	244.1	199.7	184.9	199.0	16.4	9.0%	839.7	827.6	(12.1)	-1.4%
Indexed Annuities	67.5	71.9	78.8	88.2	81.0	88.2	75.0	76.3	(11.8)	-13.4%	306.5	320.4	13.9	4.5%
Variable Annuities and other	376.1	432.2	504.5	476.8	465.8	514.2	512.8	583.7	106.9	22.4%	1,789.6	2,076.6	287.1	16.0%
Total sales-based revenue generating product sales	1,512.2	1,504.0	1,528.3	1,515.3	1,501.1	1,658.0	1,602.4	1,691.0	175.6	11.6%	6,059.8	6,452.5	392.7	6.5%
Managed Accounts	188.8	204.3	190.5	169.4	161.6	203.5	176.9	197.4	28.0	16.5%	753.0	739.4	(13.6)	-1.8%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	76.4	94.6	43.7	85.7%	227.3	341.2	114.0	50.2%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$247.3	14.2%	$7,040.1	$7,533.2	$493.1	7.0%

Canada Retail Mutual Funds	$276.2	$199.2	$181.7	$182.6	$244.1	$199.7	$184.9	$199.0	$16.4	9.0%	$839.7	$827.6	$(12.1)	-1.4%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	76.4	94.6	43.7	85.7%	227.3	341.2	114.0	50.2%
Total Canada product sales	358.2	249.8	225.4	233.6	338.4	275.6	261.3	293.6	60.0	25.7%	1,067.0	1,168.9	101.9	9.5%
Total U.S. product sales	1,424.8	1,509.1	1,537.1	1,502.1	1,418.6	1,661.8	1,594.4	1,689.4	187.3	12.5%	5,973.1	6,364.3	391.2	6.5%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$247.3	14.2%	$7,040.1	$7,533.2	$493.1	7.0%

Client asset values, beginning of period ($mills)	$61,167	$60,821	$61,777	$64,234	$57,704	$63,602	$65,878	$66,222	$1,988	3.1%	$61,167	$57,704	$(3,463)	-5.7%
Inflows	1,783	1,759	1,762	1,736	1,757	1,937	1,856	1,983	247	14.2%	7,040	7,533	493	7.0%
Outflows (1)	(1,571)	(1,498)	(1,499)	(1,376)	(1,530)	(1,633)	(1,669)	(1,596)	(219)	-15.9%	(5,944)	(6,428)	(484)	-8.1%
Net flows	212	261	264	360	227	305	186	387	28	7.7%	1,096	1,105	10	nm
Foreign currency impact, net	(283)	(195)	174	(543)	201	225	(136)	217	760	140.0%	(847)	507	1,354	nm
Change in market value, net and other (2)	(276)	891	2,019	(6,346)	5,470	1,746	294	3,710	10,057	nm	(3,712)	11,221	14,932	nm
Client asset values, end of period	$60,821	$61,777	$64,234	$57,704	$63,602	$65,878	$66,222	$70,537	$12,833	22.2%	$57,704	$70,537	$12,833	22.2%
Annualized net flows as % of beginning of period asset values	1.4%	1.7%	1.7%	2.2%	1.6%	1.9%	1.1%	2.3%	0.1%	nm	1.8%	1.9%	0.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,674	$30,348	$31,439	$30,156	$30,266	$31,744	$32,521	$33,658	$3,502	11.6%	$30,654	$32,047	$1,393	4.5%
Canada Retail Mutual Funds	7,508	7,444	7,610	7,252	7,390	7,795	7,991	8,218	966	13.3%	7,454	7,849	395	5.3%
Managed Accounts	2,739	2,930	3,179	3,189	3,241	3,455	3,652	3,901	713	22.4%	3,009	3,563	554	18.4%
Indexed Annuities	1,939	1,997	2,049	2,117	2,182	2,247	2,296	2,342	225	10.6%	2,025	2,267	241	11.9%
Variable Annuities and other	16,333	16,176	16,669	15,982	16,057	16,807	17,114	17,661	1,680	10.5%	16,290	16,910	620	3.8%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	2,428	2,455	145	6.3%	2,410	2,394	(16)	-0.7%
Total	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002	$68,236	$7,230	11.9%	$61,842	$65,029	$3,186	5.2%

Canada Retail Mutual Funds	$7,508	$7,444	$7,610	$7,252	$7,390	$7,795	$7,991	$8,218	$966	13.3%	$7,454	$7,849	$395	5.3%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	2,428	2,455	145	6.3%	2,410	2,394	(16)	-0.7%
Total Canada average client assets	10,018	9,846	10,027	9,562	9,704	10,173	10,418	10,674	1,111	11.6%	9,864	10,242	379	3.8%
Total U.S. average client assets	51,685	51,451	53,336	51,444	51,747	54,253	55,583	57,563	6,119	11.9%	51,979	54,787	2,808	5.4%
Total average client assets	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002	$68,236	$7,230	11.9%	$61,842	$65,029	$3,186	5.2%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,130	2,086	2,066	2,042	1,998	1,996	2,007	2,020	(23)	-1.1%	2,081	2,005	(76)	-3.6%
Recordkeeping only	665	660	657	652	641	641	646	650	(1)	-0.2%	658	644	(14)	-2.1%
Total	2,795	2,746	2,723	2,694	2,639	2,637	2,653	2,670	(24)	-0.9%	2,739	2,650	(90)	-3.3%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2019
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$256,876	$256,876	$-	9.5%	9.8%

Fixed Income:
Treasury	28,696	28,269	428	1.1%	1.1%	2.37%	AAA
Government	234,985	227,876	7,109	8.7%	8.7%	3.11%	AA-
Tax-Exempt Municipal	30,343	28,873	1,469	1.1%	1.1%	3.39%	AA
Corporate	1,399,999	1,343,200	56,800	51.9%	51.4%	3.71%	BBB+
Mortgage Backed	323,856	317,132	6,724	12.0%	12.1%	3.07%	AAA
Asset Backed	103,106	102,604	501	3.8%	3.9%	3.03%	AA+
Cmbs	132,005	128,913	3,092	4.9%	4.9%	3.15%	AA+
Private	141,374	135,689	5,685	5.2%	5.2%	4.70%	BBB
Redeemable Preferred	5,865	5,447	417	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,400,229	2,318,003	82,226	89.0%	88.6%	3.54%	A

Equities:
Perpetual Preferred	13,465	13,465	-	0.5%	0.5%
Common Stock	19,336	19,336	0	0.7%	0.7%
Mutual Fund	7,883	7,883	-	0.3%	0.3%
Other	-	-	-	0.0%	0.0%
Total Equities	40,684	40,684	0	1.5%	1.6%

Total Invested Assets	$2,697,789	$2,615,563	$82,226	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$189,986	$183,072	$6,914	13.6%	13.6%
Banking	187,836	182,886	4,951	13.4%	13.6%
Reits	134,986	129,166	5,820	9.6%	9.6%
Energy	129,338	123,752	5,586	9.2%	9.2%
Insurance	112,281	106,527	5,754	8.0%	7.9%
Technology	111,948	107,488	4,461	8.0%	8.0%
Consumer Cyclical	94,233	90,105	4,128	6.7%	6.7%
Capital Goods	93,820	91,083	2,737	6.7%	6.8%
Communications	77,404	73,511	3,893	5.5%	5.5%
Transportation	68,522	66,408	2,115	4.9%	4.9%
Electric	65,907	62,307	3,600	4.7%	4.6%
Basic Industry	56,283	53,535	2,749	4.0%	4.0%
Brokerage	34,490	32,174	2,316	2.5%	2.4%
Finance Companies	16,675	15,640	1,036	1.2%	1.2%
Industrial Other	10,876	10,505	371	0.8%	0.8%
Natural Gas	7,710	7,487	223	0.6%	0.6%
Financial Other	3,550	3,451	99	0.3%	0.3%
Owned No Guarantee	3,106	3,106	-	0.2%	0.2%
Utility Other	1,047	998	49	0.1%	0.1%
Total Corporate portfolio	$1,399,999	$1,343,200	$56,800	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$299,815	$298,280	$1,535	12.5%	12.9%	2.98%
1-2 Yrs.	288,105	283,979	4,126	12.0%	12.3%	3.37%
2-5 Yrs.	1,009,071	973,014	36,058	42.0%	42.0%	3.63%
5-10 Yrs.	665,998	633,864	32,134	27.7%	27.3%	3.72%
> 10 Yrs.	137,239	128,865	8,373	5.7%	5.6%	3.76%
Total Fixed Income	$2,400,229	$2,318,003	$82,226	100.0%	100.0%	3.54%

Duration

Fixed Income portfolio duration	3.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of December 31, 2019	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$555,640	24.0%
AA	271,936	11.7%
A	543,351	23.4%
BBB	885,497	38.2%
Below Investment Grade	59,190	2.6%
NA	2,389	0.1%
Total Fixed Income	$2,318,003	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$14,492	1.1%	AAA	$-	—
AA	96,563	7.2%	AA	888	0.7%
A	430,072	32.0%	A	11,979	8.8%
BBB	744,729	55.4%	BBB	121,273	89.4%
Below Investment Grade	56,395	4.2%	Below Investment Grade	1,549	1.1%
NA	948	0.1%	NA	-	—
Total Corporate	$1,343,200	100.0%	Total Private	$135,689	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$106,629	82.7%	AAA	$290,843	91.7%
AA	-	—	AA	20,380	6.4%
A	22,005	17.1%	A	5,564	1.8%
BBB	-	—	BBB	224	0.1%
Below Investment Grade	279	0.2%	Below Investment Grade	52	0.0%
NA	-	—	NA	68	0.0%
Total CMBS	$128,913	100.0%	Total Mortgage-Backed	$317,132	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$71,277	69.5%	AAA	$68,559	26.8%
AA	5,087	5.0%	AA	129,431	50.5%
A	23,982	23.4%	A	47,791	18.7%
BBB	768	0.7%	BBB	9,566	3.7%
Below Investment Grade	118	0.1%	Below Investment Grade	797	0.3%
NA	1,372	1.3%	NA	0	0.0%
Total Asset-Backed	$102,604	100.0%	Total Treasury & Government	$256,144	100.0%

NAIC Designations

1	$1,034,342	56.0%
2	755,734	40.9%
3	48,202	2.6%
4	7,530	0.4%
5	497	0.0%
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,846,306	100.0%
Other (3)	512,381
Cash and cash equivalents	256,876
Total Invested Assets	$2,615,563

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,289	$19,743	$20,142	$20,183	$20,333	$20,345	$20,380	$20,772	$589	2.9%
Fixed-maturity securities (held-to-maturity)	8,373	9,052	9,592	10,467	10,674	11,769	12,769	13,113	2,646	25.3%
Equity Securities	513	466	482	495	487	446	448	464	(31)	-6.2%
Deposit asset underlying 10% reinsurance treaty	1,181	1,270	1,392	1,480	1,755	2,141	2,105	2,046	566	38.2%
Deposit asset - Mark to Market	(1,288)	(375)	(297)	280	2,147	2,447	534	254	(26)	-9.3%
Policy loans and other invested assets	411	390	391	478	467	299	234	215	(263)	-55.0%
Cash & cash equivalents	586	641	664	1,030	1,056	1,414	1,191	950	(80)	-7.8%
Total investment income	29,065	31,187	32,366	34,413	36,919	38,862	37,661	37,814	3,401	9.9%
Investment expenses	1,675	2,105	2,152	2,186	2,134	2,225	2,217	2,283	97	4.5%
Interest Expense on Surplus Note	8,373	9,052	9,592	10,467	10,674	11,769	12,769	13,113	2,646	25.3%
Net investment income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$22,675	$22,418	$658	3.0%
Fixed income book yield, end of period	3.92%	3.91%	3.88%	3.89%	3.85%	3.74%	3.65%	3.54%
New money yield	2.43%	3.16%	3.34%	2.81%	3.56%	3.10%	2.73%	2.73%

									YOY Q4
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.8%	20.9%	22.0%	21.2%	21.4%	20.9%	23.0%	24.0%	2.7%
AA	8.6%	9.8%	10.6%	10.4%	10.9%	11.3%	11.0%	11.7%	1.3%
A	23.4%	23.0%	22.2%	22.4%	22.9%	22.9%	22.1%	23.4%	1.0%
BBB	44.6%	43.0%	42.2%	42.9%	41.8%	41.8%	41.0%	38.2%	-4.7%
Below Investment Grade	3.4%	3.1%	2.7%	2.8%	2.9%	3.0%	2.8%	2.6%	-0.3%
NA	0.2%	0.2%	0.2%	0.2%	0.1%	0.1%	0.1%	0.1%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A	A	A

		As of December 31, 2019				As of December 31, 2019			As of December 31, 2019
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$23,938	$23,717	AAA	Canada	$62,979	$60,033	AAA	$3,284	$3,251
2	Province of Quebec Canada	13,811	12,764	AA-	United Kingdom	49,875	48,390	AA	12,884	12,585
3	Enbridge Inc	11,553	11,211	A+	Australia	39,829	37,989	A	6,103	5,820
4	Cigna Corp	11,224	10,844	A-	France	19,516	19,031	BBB	8,819	8,126
5	Province of Ontario Canada	10,888	10,488	A+	Switzerland	18,847	18,556	Below Investment Grade	816	797
6	Province of Alberta Canada	10,743	10,375	A+	Germany	16,841	16,604	NA	—	—
7	Province of British Columbia Canada	10,693	10,494	AAA	Bermuda	16,092	15,660	Total	$31,906	$30,579
8	Wells Fargo & Co	10,320	9,997	A-	Netherlands	14,153	13,087
9	Bank of America Corp	10,190	9,916	A-	Ireland	13,116	12,549
10	City of Houston TX	9,940	10,088	AA-	Cayman Islands	10,841	10,740	Non-Government Investments (1)
11	Province of New Brunswick Canada	9,798	9,506	A+	Japan	7,301	6,949
12	Province of Manitoba Canada	9,346	9,066	A+	Israel	5,559	5,020	AAA	$4,813	$4,784
13	City of Toronto Canada	9,134	8,896	AA	Korea Republic Of	5,135	5,105	AA	33,773	33,375
14	Honda Motor Co Ltd	8,887	8,606	A	Norway	5,036	5,053	A	87,421	85,041
15	Municipal Finance Authority of British Columbia	8,844	8,717	AAA	Mexico	4,564	4,258	BBB	163,248	156,074
16	Williams Cos Inc/The	8,664	8,486	BBB	Emerging Markets (2)	10,697	10,360	Below Investment Grade	7,818	6,983
17	AbbVie Inc	8,612	8,503	A-	All Other	28,597	27,452	NA	—	—
18	Truist Financial Corp	8,505	8,196	A-	Total	$328,980	$316,835	Total	$297,074	$286,256
19	Morgan Stanley	7,859	7,516	A+
20	American Airlines Group Inc	7,680	7,415	AA-
21	General Mills Inc	7,626	7,334	BBB
22	PNC Financial Services Group	7,585	7,430	A-
23	Comcast Corp	7,576	7,276	A-
24	Gilead Sciences Inc	7,535	7,415	A
25	Goldman Sachs Group Inc/The	7,517	7,323	BBB+
	Total	$248,468	$241,578

	% of total fixed income portfolio	9.2%	9.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2015	2016	2017	2018	2019	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019

Recruits	228,115	262,732	303,867	290,886	282,207	76,230	76,520	76,146	61,990	63,223	86,173	72,345	60,466

Life-insurance licensed sales force, beginning of period	98,358	106,710	116,827	126,121	130,736	126,121	127,182	130,156	130,658	130,736	129,821	129,550	130,871
New life-licensed representatives	39,632	44,724	48,535	48,041	44,739	11,730	13,544	11,715	11,052	10,065	10,919	12,682	11,073
Non-renewal and terminated representatives	(31,280)	(34,607)	(39,241)	(43,426)	(44,953)	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)	(11,361)	(11,422)
Life-insurance licensed sales force, end of period	106,710	116,827	126,121	130,736	130,522	127,182	130,156	130,658	130,736	129,821	129,550	130,871	130,522

Issued term life policies	260,059	298,244	312,799	301,589	287,809	70,821	83,754	74,892	72,122	64,242	78,664	73,434	71,469

Issued term life face amount	$79,111	$89,869	$95,635	$95,209	$93,994	$22,258	$26,001	$23,728	$23,222	$20,925	$25,300	$24,087	$23,682

Term life face amount in force, beginning of period	$681,927	$693,194	$728,385	$763,831	$781,041	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494
Issued term life face amount	79,111	89,869	95,635	95,209	93,994	22,258	26,001	23,728	23,222	20,925	25,300	24,087	23,682
Terminated term life face amount	(53,580)	(57,238)	(65,958)	(70,291)	(71,519)	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)	(17,740)	(18,884)
Foreign currency impact, net	(14,263)	2,560	5,769	(7,708)	4,746	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036	(1,228)	1,970
Term life face amount in force, end of period	$693,194	$728,385	$763,831	$781,041	$808,262	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$801,494	$808,262

Estimated annualized issued term life premium
Premium from new policies	$212.4	$245.2	$263.1	$258.5	$253.5	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2	$65.2	$64.0
Additions and increases in premium	54.9	60.4	65.5	73.0	79.7	16.9	18.7	18.4	19.1	18.4	20.8	20.1	20.5
Total estimated annualized issued term life premium	$267.3	$305.7	$328.6	$331.5	$333.2	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0	$85.3	$84.5

Investment & Savings product sales	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$1,855.7	$1,983.0

Investment & Savings average client asset values	$48,477	$49,427	$56,791	$61,842	$65,029	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$66,002	$68,236

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